Exhibit 10.5.1



                  LIST OF LENDERS UNDER CREDIT AGREEMENT
                            AS OF MARCH 3, 1994



                                                  Commitments
               Bank                          Current           %

     Bank of America                     $ 17,430,000        3.00%
     Bank of California, N.A.              12,450,000        2.14%
     Bank of Hawaii                        12,450,000        2.14%
     Bank of Montreal                      17,430,000        3.00%
     Bank of New York                      17,430,000        3.00%
     Bank of Nova Scotia                   17,430,000        3.00%
     Bankers Trust Company                 12,450,000        2.14%
     Banque Paribas                        12,450,000        2.14%
     Chase Manhattan Bank, N.A.            16,600,000        2.86%
     Citibank, N.A.                        12,450,000        2.14%
     Credit Lyonnais                       24,900,000        4.29%
     Crestar Bank                          12,450,000        2.14%
     First National Bank of Chicago        16,600,000        2.86%
     First Union National Bank of NC       29,050,000        5.00%
     Industrial Bank of Japan              25,730,000        4.43%
     LTCB Trust Company                    12,450,000        2.14%
     Mellon Bank                           12,450,000        2.14%
     Mitsubishi Trust & Banking Corp.      16,600,000        2.86%
     National Westminster Bank USA         12,450,000        2.14%
     NationsBank of Georgia, N.A.          12,450,000        2.14%
     NationsBank of Texas, N.A.            17,430,000        3.00%
     Nippon Credit Bank, Ltd.              14,940,000        2.57%
     Philadelphia National Bank            12,450,000        2.14%
     PNC Bank, N.A.                        12,450,000        2.14%
     Royal Bank of Canada                  12,450,000        2.14%
     Sakura Bank, Ltd.                     12,450,000        2.14%
     Shawmut Bank Connecticut, N.A.        29,050,000        5.00%
     South Carolina National Bank          12,450,000        2.14%
     Sumitomo Bank, Ltd.                   16,600,000        2.86%
     Tokai Bank, Ltd.                      12,450,000        2.14%
     Toronto-Dominion Bank                 45,650,000        7.86%
     Union Bank                            12,450,000        2.14%
     Wachovia Bank of NC                   46,480,000        8.00%
                                          -----------      ------
                                         $581,000,000      100.00%
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